UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2014
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street New York, New York	10019
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 16, 2014, CBS Corporation (the “Company” or “CBS Corp.”) completed the previously announced split-off of CBS Outdoor Americas Inc. (“Outdoor Americas”) through which the Company accepted 44,723,131 shares of CBS Corp. Class B Common Stock from its stockholders in exchange for the 97,000,000 shares of Outdoor Americas common stock that it owned (the "Split-Off").

The unaudited pro forma financial information giving effect to the Split-Off is filed herewith as Exhibit 99.1.

Item 2.02 Results of Operations and Financial Condition.

As a result of the completion of the Split-Off, Outdoor Americas will be accounted for as a discontinued operation of the Company beginning with the filing of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 ("Second Quarter 2014 10-Q").

The Company is providing in this Current Report on Form 8-K supplemental unaudited historical financial information of the Company, which presents Outdoor Americas as a discontinued operation for the first quarter of 2014 and each of the four quarters and full year of 2013. This information is being furnished to provide investors with prior period performance on a comparable basis in advance of the Company's filing of its Second Quarter 2014 10-Q.

The information furnished pursuant to this Item 2.02, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth in such filing.

A copy of such financial information is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 of this Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet at March 31, 2014.

•	Unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2014 and 2013 and each of the years ended December 31, 2013, 2012 and 2011.

•	Notes to the unaudited pro forma condensed consolidated financial statements.

(d) Exhibits. Exhibit 99.1 is filed and Exhibit 99.2 is furnished, each as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
99.1	CBS Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements.
99.2
Supplemental unaudited historical financial information of CBS Corporation, which presents Outdoor Americas as a discontinued operation for the first quarter of 2014 and for each of the four quarters and the full year of 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION

By:	/s/ Joseph R. Ianniello
Name: Joseph R. Ianniello
Title: Chief Operating Officer

Date: July 22, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	CBS Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements.
99.2
Supplemental unaudited historical financial information of CBS Corporation, which presents Outdoor Americas as a discontinued operation for the first quarter of 2014 and for each of the four quarters and the full year of 2013.